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Exhibit 10.70




                                 March 30, 1999


Mr. Jose Ofman
72 Beacon Street #2
Boston, MA 02108


Dear Jose,

     Reference is made to that certain employment letter agreement between you and Wang Laboratories, Inc. ("Wang") dated March 6, 1997, as amended October 1, 1998, (the "Employment Letter"). In order to correct a typographical, you and Wang have now agreed to amend the Employment Letter as follows:

1. Subsection (ii) of the first sentence of Paragraph 4 of the Employment Letter is hereby deleted and restated as follows:

          "(ii) commencing one month after termination or resignation and ending eighteen (18) months thereafter, eighteen (18) monthly payments. Each monthly payment shall be equal to one twelfth of your annual salary plus target bonus at 100% performance at the time of your termination,"

     The Employment Letter is hereby ratified and confirmed, except as expressly modified herein.

     Thank you.

                                             WANG LABORATORIES, INC.


                                             /s/ Albert A. Notini
                                             ----------------------------
                                             Albert A. Notini
                                             Executive Vice President



/s/ Jose Ofman
--------------------
Jose Ofman